                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                January 31, 2000

                  KENSINGTON INTERNATIONAL HOLDING CORPORATION
               (Exact name of registrant as specified in charter)

MINNESOTA                           33-38119-C             41-1619632
---------                           ----------             ----------
(State of                          (Commission             (I.R.S. Employer
 organization)                      File Number)            Identification
                                                            Number)

Suite 654 - Interchange Tower
600 South Highway 169
Minneapolis, Minnesota 55426
----------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code: (612) 546-2075
                                                    --------------
Item 1.  Change in Control of Registrant.

         Amendment No.1 to current report on form8-K/A is filed for the purpose of filing the financial statements of Mail Call, Inc.(Mail Call) required by item 7(a) and the proforma financial information required by item 7(b).

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

         a) Financial Statements of Business acquired.

         b) Proforma Financial Information.

         c) Memorandum of Understanding dated June 26, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Kensington International Holding Corporation
                                                (Registrant)

                                          by  /s/ Mark Haggerty
                                             ---------------------------------
                                             Mark Haggerty, C.E.O.-C.O.O.

Dated:  Minneapolis, Minnesota
        February 8, 2000,

                                 MAIL CALL, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

                          INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE

Report of Independent Public Accountants                                     F-1

Financial Statements:
  Balance Sheets                                                             F-2
  Statements of Operations                                                   F-3
  Statements of Stockholders' Equity (Deficit)                               F-4
  Statements of Cash Flows                                                   F-5

Notes to Financial Statements                                            F6- F-7

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mail Call, Inc.:

We have audited the accompanying balance sheets of Mail Call, Inc. (a development stage company) as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 1998 and for the period from June 18, 1997 (inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mail Call, Inc. (a development stage company) as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and for the period from June 18, 1997 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.

                                                  LUND KOEHLER COX & ARKEMA, LLP

Minneapolis, Minnesota
January 5, 2000

                                MAIL CALL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                          1998                     1997
                                                        --------                 --------
                                     ASSETS
CURRENT ASSETS:
  Cash                                                 $    199                $    5,988
  Prepaid expenses                                           39                       559
                                                        --------                 --------
    Total current assets                                    238                     6,547
                                                        --------                 --------

FURNITURE AND EQUIPMENT, AT COST                         37,575                    34,077
  Less: accumulated depreciation and amortization       (11,663)                     (880)
                                                        --------                 --------
    Total furniture and equipment, net                   25,912                    33,197
                                                        --------                 --------
OTHER ASSETS:
  Deposits                                                1,574                     3,522
  Intangible, net                                         5,323                         0
                                                        --------                 --------
    Total other assets                                    6,897                     3,522
                                                        --------                 --------
                                                       $ 33,047                $   43,266
                                                        ========                 ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Line of credit - bank                               $  80,000                $   35,000
  Accounts payable                                        4,599                        34
                                                        --------                 --------
    Total current liabilities                            84,599                    35,034
                                                        --------                 --------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):

  Common stock, no par value, 2,500 shares authorized,
   1,125 and 295 shares issued and outstanding            43,310                   18,055
  Deficit accumulated during the development stage       (94,862)                  (9,823)
                                                        --------                 --------
    Total stockholders' equity (deficit)                 (51,552)                   8,232
                                                        --------                 --------
                                                       $  33,047               $   43,266
                                                        ========                 ========

                See accompanying notes to financial statements.

                                MAIL CALL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1998 AND FOR THE PERIOD
            FROM JUNE 18, 1997 (INCEPTION) THROUGH DECEMBER 31, 1997

                                                                                           1998                    1997
                                                                                        ----------               ---------
REVENUES                                                                                $    5,020               $      0

OPERATING EXPENSES                                                                          84,637                   9,756
                                                                                        ----------               ---------

LOSS FROM OPERATIONS                                                                       (79,617)                 (9,756)
                                                                                        ----------               ---------

OTHER INCOME (EXPENSE):
  Interest income                                                                               19                       7
  Interest expense                                                                          (5,441)                    (74)
                                                                                        ----------               ---------
    Total other income (expense)                                                            (5,422)                    (67)
                                                                                        ----------               ---------
NET LOSS                                                                                $  (85,039)              $  (9,823)
                                                                                        ==========               =========

BASIC AND DILUTED LOSS PER COMMON SHARE                                                 $  (194.15)              $  (34.47)
                                                                                        ==========               =========

SHARES USED IN COMPUTING BASIC AND DILUTED LOSS PER SHARE                                      438                     285
                                                                                        ==========               =========


                See accompanying notes to financial statements.

                                MAIL CALL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
    FOR THE PERIOD FROM JUNE 18, 1997 (INCEPTION) THROUGH DECEMBER 31, 1998

                                                                                                     Deficit
                                                                                                   Accumulated
                                                              Common Stock                         during the
                                                         -----------------------                   Development
                                                          Shares          Amount                      Stage         Total
                                                         --------        --------                    -------       -------
BALANCE - JUNE 18, 1997 (INCEPTION)                             -        $      -                   $      -       $     0

  Issuance of common stock                                    295          18,055                          -        18,055

  Net loss                                                      -               -                     (9,823)       (9,823)
                                                         --------        --------                   --------      --------
BALANCE - DECEMBER 31, 1997                                   295          18,055                     (9,823)        8,232

  Issuance of common stock                                    830          25,255                          -        25,255

  Net loss                                                      -               -                    (85,039)      (85,039)
                                                         --------        --------                   --------      --------
BALANCE - DECEMBER 31, 1998                                 1,125        $ 43,310                   $(94,862)     $(51,552)
                                                         ========        ========                   ========      ========

                See accompanying notes to financial statements.

                                MAIL CALL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
             FOR THE YEAR ENDED DECEMBER 31, 1998 AND FOR THE PERIOD
            FROM JUNE 18, 1997 (INCEPTION) THROUGH DECEMBER 31, 1997

                                                                                         1998                     1997
                                                                                      -----------              ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                            $   (85,039)             $   (9,823)
  Adjustments to reconcile net loss to
  cash flows from operating activities:
   Depreciation and amortization                                                           10,783                     880
   Changes in operating assets and liabilities:
     Prepaid expenses                                                                         520                    (559)
     Deposits                                                                               1,948                  (3,522)
     Accounts payable                                                                       4,565                      34
                                                                                      -----------              ----------
      Cash flows from operating activities                                                (67,223)                (12,990)
                                                                                      -----------              ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of furniture and equipment                                                     (3,498)                (34,077)
  Purchases of intangible asset                                                            (5,323)                      0
                                                                                      -----------              ----------
      Cash flows from investing activities                                                 (8,821)                (34,077)
                                                                                      -----------              ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in line of credit - bank                                                    45,000                  35,000
  Proceeds from issuance of common stock                                                   25,255                  18,055
                                                                                      -----------              ----------
      Cash flows from financing activities                                                 70,255                  53,055
                                                                                      -----------              ----------
INCREASE (DECREASE) IN CASH                                                                (5,789)                  5,988

CASH, BEGINNING OF PERIOD                                                                   5,988                       0
                                                                                      -----------              ----------
CASH, END OF YEAR                                                                     $       199              $    5,988
                                                                                      ===========              ==========

SUPPLEMENTAL CASH FLOWS INFORMATION:

  Cash paid for interest                                                              $     5,441              $       74


                See accompanying notes to financial statements.

                                 MAIL CALL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

(1)   NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS - Mail Call, Inc., Inc. (the Company) was incorporated in Florida on June 18, 1997. The Company is in the development stage and has yet to generate any significant revenues. The Company engages in electronic mail retrieval service via telephone. Its principal customers are expected to be located worldwide.

DEPRECIATION - Furniture and equipment are recorded at cost. Depreciation is provided for using the straight-line method over periods of five years for furniture and equipment and three years for computer software. Maintenance, repairs and minor renewals are expensed when incurred.

AMORTIZATION - Intangible assets consists of a trademark and will be amortized using the straight-line method over a period of 15 years.

INCOME TAXES - The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable loss. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

EARNINGS PER COMMON SHARE - The Company has adopted Statement of Financial Accounting Standards No. 128 "Earnings Per Share" (Statement 128). Statement 128 requires disclosures of basic loss per share (EPS) and diluted EPS. Basic EPS is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted EPS is computed by dividing net loss by the weighted average common shares outstanding and dilutive common equivalent shares assumed to be outstanding during each period. Dilutive common stock equivalents have not been included in the computations of diluted EPS because their inclusion would be antidilutive. Antidilutive common equivalent shares issuable based on future exercise of stock options and warrants could potentially dilute EPS in future years.

MANAGEMENT'S USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts for all financial instruments approximates fair value. The carrying amounts for cash and accounts payable approximate fair value because of the short maturity of these instruments. The fair value of debt approximates the current rates at which the Company could borrow funds with similar remaining maturities.

                                 MAIL CALL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                           DECEMBER 31, 1998 AND 1997

(2)   LINE OF CREDIT - BANK

The Company had a $100,000 revolving line of credit with City National Bank of Florida that expired and was paid off in August 1999. Borrowings under the revolving line of credit bore interest at 1% over the bank's reference rate (8.75% at December 31, 1998) and was secured by substantially all of the assets of the Company and the personal guarantee of two of the Company's stockholders. Outstanding borrowings were $80,000 and $35,000 at December 31, 1998 and 1997.

(3)   COMMITMENTS AND CONTINGENCIES

OPERATING LEASES - The Company leases space for its office under a lease expiring November 2000. Base monthly rent ranges from $675 to $713. In addition, the Company is required to pay its prorata share of operating expenses. The Company also leases certain equipment under a lease expiring October 2000. Base rent is $376 a month. Rent expense was $14,181 and $716 for the years ended December 31, 1998 and 1997.

Future minimum rental payments are as follows for the years ending December 31:

       1999                                            $  12,650
       2000                                               11,598
                                                       ---------
           Total                                       $  24,248
                                                       =========

(4)   SUBSQUENT EVENTS

REVOCATION OF S CORPORATION STATUS - On June 26, 1999, the Company revoked its S corporation status with the Internal Revenue Service.

SALE OF COMMON STOCK - During 1999, the Company sold 715 shares of its common stock to Kensington International Holding Corporation (Kensington) and received proceeds of approximately $1,000,000. In addition, the Company issued 27 shares of common stock to a third-party for services rendered in brokering the deal. In addition to their investment of $1,000,000, Kensington advanced the Company funds to repay certain payables and debt and has agreed to advance the Company additional monies for operations. The proceeds from the investment will be used for further development of the Company's products.

The following proforma unaudited consolidated statements of operations reflect the pro forma consolidated results of operations of Kensington International Holding Corporation for the year ended December 31, 1998 and the nine months ended September 30, 1999 and those of Mail Call, Inc. for the year ended December 31, 1998 and the nine months ended September 30, 1999, after giving effect to the June 26, 1999 Memorandum of Understanding (MOU) between Kensington International Holding Corporation and Mail Call, Inc. under the assumptions set forth in the accompanying notes. The proforma unaudited balance sheet combines the September 30, 1999 historical consolidated balance sheet of Kensington International Holding Corporation with the September 30, 1999 historical condensed balance sheet of Mail Call, Inc. after giving effect to the MOU, under the assumptions set forth in the accompanying notes. The pro forma unaudited consolidated financial statements should be read in conjunction with the accompanying explanatory notes, the memorandum of understanding dated June 26, 1999, the historical financial statements and related notes of Kensington International Holding Corporation previously filed and the financial statements of Mail Call, Inc. appearing elsewhere in this filing.

The periods presented conform to the fiscal year of the Registrant.

             PROFORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                        SEPTEMBER 30, 1999

                                                                                                    PROFORMA           PROFORMA
                                                             KENSINGTON         MAIL CALL         ADJUSTMENTS        CONSOLIDATED
                                                             -----------       -----------        -----------        -----------
                              ASSETS
CURRENT ASSETS:
  Cash                                                       $   118,365       $     4,973        $ 1,135,135        $ 1,258,473
  Accounts receivable                                            507,449               259                  0            507,708
  Inventories                                                    174,446                 0                  0            174,446
  Other current assets                                            46,368             1,669                  0             48,037
                                                             -----------       -----------        -----------        -----------
    Total current assets                                         846,628             6,901          1,135,135          1,988,664
                                                             -----------       -----------        -----------        -----------

OTHER ASSETS:
  Property and equipment, net                                    262,911            16,979                  0            279,890
  Investment in oil and gas properties, net                        9,999                 0                  0              9,999
  Investment in unconsolidated oil and gas partnership            66,620                 0                  0             66,620
  Investment in unconsolidated corporation                       164,616                 0           (164,616)                 0
  Notes receivable - related parties, net                         12,125                 0                  0             12,125
  Intangibles, net                                                30,150             5,323                  0             35,473
                                                             -----------       -----------        -----------        -----------
    Total other assets                                           546,421            22,302           (164,616)           404,107
                                                             -----------       -----------        -----------        -----------

                                                             $ 1,393,049       $    29,203        $   970,519        $ 2,392,771
                                                             ===========       ===========        ===========        ===========

               LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
  Notes payable - related parties                            $    92,260       $         0        $         0        $    92,260
  Current portion of long-term debt                               36,221                 0                  0             36,221
  Current portion of capital lease obligations                     9,900                 0                  0              9,900
  Accounts payable                                               272,583             2,985                  0            275,568
  Accrued expenses                                               228,783            22,800                  0            251,583
                                                             -----------       -----------        -----------        -----------
    Total current liabilities                                    639,747            25,785                  0            665,532

LONG-TERM DEBT, NET OF CURRENT PORTION                           799,739                 0                  0            799,739
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION                  5,912                 0                  0              5,912
MINORITY INTEREST IN SUBSIDIARY                                        0                 0            494,548            494,548
                                                             -----------       -----------        -----------        -----------
    Total liabilities                                          1,445,398            25,785            494,548          1,965,731
                                                             -----------       -----------        -----------        -----------

STOCKHOLDERS' DEFICIT:
  Common stock                                                 3,667,478           183,165            951,970          4,802,613
  Stock subscriptions receivable                                (127,594)                0                  0           (127,594)
  Accumulated deficit                                         (3,592,233)         (179,747)          (475,999)        (4,247,979)
                                                             -----------       -----------        -----------        -----------
    Total stockholders' deficit                                  (52,349)            3,418            475,971            427,040
                                                             -----------       -----------        -----------        -----------

                                                             $ 1,393,049       $    29,203        $   970,519        $ 2,392,771
                                                             ===========       ===========        ===========        ===========

             PROFORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                                             PROFORMA                PROFORMA
                                                             KENSINGTON   MAIL CALL         ADJUSTMENTS            CONSOLIDATED
                                                          -------------- ------------    -----------------       ---------------
REVENUES                                                  $   2,834,900   $   25,014                             $    2,859,914

COST OF SALES                                                 1,895,245            0                                  1,895,245
                                                          -------------- ------------                            ---------------

GROSS PROFIT                                                    939,655       25,014                                    964,669

OPERATING EXPENSES                                              721,351      104,629                                    825,980
                                                          -------------- ------------                            ---------------

INCOME FROM OPERATIONS                                          218,304      (79,615)                                   138,689

OTHER INCOME (EXPENSE)                                          (99,352)      (5,270)                                  (104,622)
                                                          -------------- ------------                            ---------------

INCOME BEFORE INCOME TAXES                                      118,952      (84,885)                                    34,067

PROVISION FOR INCOME TAXES                                            0            0                                          0
                                                          -------------- ------------                            ---------------

NET INCOME                                                $     118,952   $  (84,885)                            $       34,067
                                                          ============== ============                            ===============

BASIC AND DILUTED EARNINGS PER
  COMMON SHARE                                            $        0.03   $   (70.50)                            $         0.01
                                                          ============== ============                            ===============

SHARES USED IN COMPUTING BASIC AND
  DILUTED EARNINGS PER COMMON SHARE                           3,557,115        1,204                                  4,812,365
                                                          ============== ============                            ===============

             PROFORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      PROFORMA                   PROFORMA
                                                 KENSINGTON       MAIL CALL          ADJUSTMENTS               CONSOLIDATED
                                              ----------------  --------------    -----------------      -------------------------
REVENUES                                      $     3,934,579   $       5,020                            $              3,939,599

COST OF SALES                                       2,652,620               0                                           2,652,620
                                              ----------------  --------------                           -------------------------

GROSS PROFIT                                        1,281,959           5,020                                           1,286,979

OPERATING EXPENSES                                    975,204          84,637                                           1,059,841

LOSS ON IMPAIRMENT OF OIL AND GAS
  INVESTMENT                                           19,154               0                                              19,154
                                              ----------------  --------------                           -------------------------

INCOME FROM OPERATIONS                                287,601         (79,617)                                            207,984

OTHER INCOME (EXPENSE)                                (86,573)         (5,422)                                            (91,995)
                                              ----------------  --------------                           -------------------------

INCOME BEFORE INCOME TAXES                            201,028         (85,039)                                            115,989

PROVISION FOR INCOME TAXES                                  0               0                                                   0
                                              ----------------  --------------                           -------------------------

NET INCOME                                    $       201,028   $     (85,039)                           $                115,989
                                              ================  ==============                           =========================

BASIC AND DILUTED EARNINGS PER
  COMMON SHARE                                $          0.06   $     (194.15)                           $                   0.03
                                              ================  ==============                           =========================

SHARES USED IN COMPUTING BASIC AND
  DILUTED EARNINGS PER COMMON SHARE                 3,234,084             438                                           4,489,333
                                              ================  ==============                           =========================

Notes to Financial Statements

On July 8, 1999 the Company paid $25,000 to a principal stockholder of Mail Call, Inc. for approximately 32.2% of the outstanding common stock of Mail Call, Inc. On June 26, 1999 the Company entered into a memorandum of understanding with Mail Call, Inc. to purchase additional shares to increase their ownership to 51.2% of the outstanding common stock. Between July and September 1999 the Company advanced monies to Mail Call for operations and debt repayment that have been treated as additional capital contributions.

During October and November 1999 the Company sold 1,255,250 shares of its common stock in private placements and received net proceeds of $1,135,135. The Company used $1,000,000 of these proceeds to purchase the additional shares of Mail Call, Inc., increasing their total interest in Mail Call, Inc. to 51.2%.

The proforma adjustments in the preceding proforma financial statements reflect the above transactions as well as the elimination of the Company's ownership interest in Mail Call, Inc. and adjustment for the minority ownership in Mail Call, Inc.